VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31 Ended December 31
	2007	2006	2007	2006

OPERATING REVENUES:
Gas utility	$379.4	$383.9	$1,269.4	$1,232.5
Electric utility	126.3	97.8	487.9	422.2
Nonutility revenues	139.1	127.4	524.6	386.9
Total operating revenues	644.8	609.1	2,281.9	2,041.6

OPERATING EXPENSES:
Cost of gas sold	255.2	264.1	847.2	841.5
Cost of fuel and purchased power	45.3	35.7	174.8	151.5
Cost of nonutility revenues	77.5	73.9	287.7	248.7
Other operating	122.5	98.9	456.9	341.8
Depreciation and amortization	45.1	44.8	184.8	172.3
Taxes other than income taxes	19.1	19.6	70.0	65.3
Total operating expenses	564.7	537.0	2,021.4	1,821.1

OPERATING INCOME	80.1	72.1	260.5	220.5

OTHER INCOME:
Equity in earnings of unconsolidated affiliates	4.2	2.3	22.9	17.0
Other - net	13.7	1.8	36.8	(2.7)
Total other income	17.9	4.1	59.7	14.3

INTEREST EXPENSE	26.9	25.7	101.0	95.6

INCOME BEFORE INCOME TAXES	71.1	50.5	219.2	139.2

INCOME TAXES	31.1	15.5	76.0	30.3

MINORITY INTEREST & PREFERRED DIVIDEND
REQUIREMENT OF SUBSIDIARIES	0.1	0.1	0.1	0.1

NET INCOME	$39.9	$34.9	$143.1	$108.8

AVERAGE COMMON SHARES OUTSTANDING	75.9	75.7	75.9	75.7
DILUTED COMMON SHARES OUTSTANDING	76.7	76.1	76.6	76.2

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.53	$0.46	$1.89	$1.44

DILUTED	$0.52	$0.46	$1.87	$1.43

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31 Ended December 31
	2007	2006	2007	2006

OPERATING REVENUES:
Gas utility	$379.4	$383.9	$1,269.4	$1,232.5
Electric utility	126.3	97.8	487.9	422.2
Other	0.4	0.4	1.7	1.8
Total operating revenues	506.1	482.1	1,759.0	1,656.5

OPERATING EXPENSES:
Cost of gas sold	255.2	264.1	847.2	841.5
Cost of fuel and purchased power	45.3	35.7	174.8	151.5
Other operating	67.7	56.2	266.1	239.0
Depreciation and amortization	39.0	38.5	158.4	151.3
Taxes other than income taxes	18.5	19.3	68.1	64.2
Total operating expenses	425.7	413.8	1,514.6	1,447.5

OPERATING INCOME	80.4	68.3	244.4	209.0

OTHER INCOME - NET	3.2	2.8	9.4	7.6

INTEREST EXPENSE	21.8	20.1	80.6	77.5

INCOME BEFORE INCOME TAXES	61.8	51.0	173.2	139.1

INCOME TAXES	24.9	16.6	66.7	47.7

NET INCOME	$36.9	$34.4	$106.5	$91.4

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)

	December 31,	December 31,
	2007	2006

ASSETS
Current Assets
Cash & cash equivalents	$20.6	$32.8
Accounts receivable - less reserves of $3.7 &
$3.3, respectively	189.4	198.6
Accrued unbilled revenues	168.2	146.5
Inventories	160.9	163.5
Recoverable fuel & natural gas costs	-	1.8
Prepayments & other current assets	160.5	172.7
Total current assets	699.6	715.9
Utility Plant
Original cost	4,062.9	3,820.2
Less: accumulated depreciation & amortization	1,523.2	1,434.7
Net utility plant	2,539.7	2,385.5
Investments in unconsolidated affiliates	208.8	181.0
Other investments	77.0	74.5
Nonutility property - net	320.3	294.4
Goodwill - net	238.0	237.8
Regulatory assets	175.3	163.5
Other assets	37.7	39.0
TOTAL ASSETS	$4,296.4	$4,091.6

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$187.4	$180.0
Accounts payable to affiliated companies	83.7	89.9
Refundable fuel & natural gas costs	27.2	35.3
Accrued liabilities	171.8	147.2
Short-term borrowings	557.0	464.8
Current maturities of long-term debt	0.3	24.2
Long-term debt subject to tender	-	20.0
Total current liabilities	1,027.4	961.4
Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,245.4	1,208.0
Deferred Income Taxes & Other Liabilities
Deferred income taxes	318.1	260.7
Regulatory liabilities	307.2	291.1
Deferred credits & other liabilities	164.2	195.8
Total deferred credits & other liabilities	789.5	747.6
Minority Interest in Subsidiary	0.4	0.4
Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
76.5 and 76.1 shares, respectively	532.7	525.5
Retained earnings	688.5	643.6
Accumulated other comprehensive income	12.5	5.1
Total common shareholders' equity	1,233.7	1,174.2
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,296.4	$4,091.6

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Twelve Months
	Ended December 31
	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$143.1	$108.8
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	184.8	172.3
Deferred income taxes & investment tax credits	27.0	1.4
Equity in earnings of unconsolidated affiliates	(22.9)	(17.0)
Provision for uncollectible accounts	16.6	15.3
Expense portion of pension & postretirement periodic benefit cost	9.8	10.7
Other non-cash charges - net	4.8	11.4
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	(29.1)	108.9
Inventories	2.6	(17.6)
Recoverable/refundable fuel & natural gas costs	(6.3)	41.3
Prepayments & other current assets	(3.7)	(21.2)
Accounts payable, including to affiliated companies	4.9	(71.6)
Accrued liabilities	4.6	(23.2)
Unconsolidated affiliate dividends	20.8	35.8
Changes in noncurrent assets	(21.4)	(25.8)
Changes in noncurrent liabilities	(37.5)	(19.3)
Net cash flows from operating activities	298.1	310.2

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt	16.4	92.8
Stock option exercises	5.2	-
Requirements for:
Dividends on common stock	(96.4)	(93.1)
Retirement of long-term debt	(23.9)	(124.4)
Other financing activities	(0.8)	(0.6)
Net change in short-term borrowings	92.2	164.9
Net cash flows from financing activities	(7.3)	39.6

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	12.7	2.0
Other collections	38.0	3.4
Requirements for:
Capital expenditures, excluding AFUDC equity	(334.5)	(281.4)
Unconsolidated affiliate investments	(17.5)	(16.7)
Other investments	(1.7)	(44.7)
Net cash flows from investing activities	(303.0)	(337.4)

Net change in cash & cash equivalents	(12.2)	12.4
Cash & cash equivalents at beginning of period	32.8	20.4
Cash & cash equivalents at end of period	$20.6	$32.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31 Ended December 31
	2007	2006	2007	2006

REPORTED EARNINGS:
Utility Group	$36.9	$34.4	$106.5	$91.4

Non-utility Group
Energy Marketing and Services	6.7	1.9	22.3	14.9
Coal Mining	(0.7)	0.7	2.0	5.0
Energy Infrastructure Services	2.8	1.4	9.4	4.6
Other Businesses	0.1	(1.2)	0.3	(1.1)
Total Non-utility Operations	8.9	2.8	34.0	23.4

Corporate and Other	(0.6)	(0.7)	(0.4)	(0.7)

Sub-Total Operations	45.2	36.5	140.1	114.1

Synfuels-related	(5.3)	(1.6)	3.0	(5.3)

Vectren Consolidated	$39.9	$34.9	$143.1	$108.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Twelve Months
	Ended December 31 Ended December 31
	2007	2006	2007	2006

GAS OPERATING REVENUES (Millions):

Residential	$259.9	$258.4	$851.1	$813.6
Commercial	99.0	103.3	339.7	339.7
Industrial	18.0	20.0	65.5	67.1
Miscellaneous Revenue	2.5	2.2	13.1	12.1
	$379.4	$383.9	$1,269.4	$1,232.5

GAS MARGIN (Millions):

Residential	$81.7	$78.5	$272.1	$250.4
Commercial	25.6	25.2	85.0	79.8
Industrial	13.4	13.8	48.3	48.0
Miscellaneous	3.5	2.3	16.8	12.8
	$124.2	$119.8	$422.2	$391.0

GAS SOLD & TRANSPORTED (MMDth):

Residential	23.3	23.7	75.0	67.2
Commercial	10.0	10.3	33.4	30.5
Industrial	23.7	23.7	86.2	84.9
	57.0	57.7	194.6	182.6

AVERAGE GAS CUSTOMERS

Residential	904,922	903,712	901,173	895,700
Commercial	84,263	84,067	83,934	83,938
Industrial	1,609	1,618	1,610	1,638
	990,794	989,397	986,717	981,276

YTD WEATHER AS A PERCENT OF NORMAL:

Heating Degree Days (Ohio)	91%	93%	94%	89%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Twelve Months
	Ended December 31 Ended December 31
	2007	2006	2007	2006

ELECTRIC OPERATING REVENUES (Millions):

Residential	$36.0	$28.9	$159.2	$130.6
Commercial	29.3	23.9	113.3	96.1
Industrial	34.5	31.2	139.5	128.2
Municipals	7.9	6.0	28.0	26.0
Miscellaneous Revenue	2.5	2.4	8.1	11.5
Total Retail	110.2	92.4	448.1	392.4
Net Wholesale Revenues	16.1	5.4	39.8	29.8
	$126.3	$97.8	$487.9	$422.2

ELECTRIC MARGIN (Millions):

Residential	$26.8	$21.1	$117.5	$96.8
Commercial	20.0	16.2	77.2	66.1
Industrial	18.6	16.8	75.0	70.2
Municipals	4.7	2.7	14.0	12.8
Miscellaneous	2.4	2.4	7.8	11.2
Total Retail	72.5	59.2	291.5	257.1
Net Wholesale Margin	8.5	2.9	21.6	13.6
	$81.0	$62.1	$313.1	$270.7

ELECTRICITY SOLD (GWh):

Residential	340.2	321.5	1,630.5	1,468.8
Commercial	345.0	315.8	1,412.4	1,320.9
Industrial	596.1	586.5	2,538.5	2,570.4
Municipals	146.8	144.0	616.2	624.3
Miscellaneous Sales	4.8	5.7	18.9	20.1
Total Retail	1,432.9	1,373.5	6,216.5	6,004.5
Wholesale	377.2	135.2	921.3	898.3
	1,810.1	1,508.7	7,137.8	6,902.8

AVERAGE ELECTRIC CUSTOMERS

Residential	122,412	121,672	122,162	121,179
Commercial	18,465	18,429	18,474	18,378
Industrial	107	108	109	108
All Others	38	36	37	36
	141,022	140,245	140,782	139,701

YTD WEATHER AS A PERCENT OF NORMAL:

Cooling Degree Days (Indiana)			133%	95%
Heating Degree Days (Indiana)	89%	94%	90%	88%